IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated October 27, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus,

each dated November 29, 2019 (as revised August 17, 2020) and

Statement of Additional Information (the “SAI”),

dated November 29, 2019 (as revised October 5, 2020),

for the iShares MSCI USA Momentum Factor ETF (MTUM) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The change to the Fund’s Underlying Index, as disclosed in a supplement dated September 18, 2020, will be effective at market open on or around November 23, 2020.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-MTUM-1020

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE